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                                    FORM OF

                          IRREVOCABLE TRUST AGREEMENT


                                    BETWEEN


                               DUANE READE INC.



                                      AND



                      STATE STREET BANK AND TRUST COMPANY
                             OF CONNECTICUT, N.A.

                            AS IRREVOCABLE TRUSTEE


                               ---------------


                               FEBRUARY __, 1998





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                  IRREVOCABLE TRUST AGREEMENT, dated as of February __, 1998
(the "Agreement"), between Duane Reade Inc., a Delaware corporation (the "Company"), and ("State Street").


                                  WITNESSETH:

                  WHEREAS, the Company has heretofore entered into an indenture dated as of September 15, 1992 by and among the Company (formerly Duane Reade Holding Corp.), and State Street as indenture trustee (formerly The Connecticut National Bank) (the "Indenture Trustee") (the "Indenture") (defined terms used herein and not otherwise defined herein have the meanings set forth in the Indenture);

                  WHEREAS, pursuant to, and governed by the terms of, the Indenture, the Company currently has outstanding _____________ in aggregate principal amount at maturity of its __________ Notes due September 15, 200__ (the "Notes");

                  WHEREAS, the Company desires to create an irrevocable trust pursuant to Sections 1301(b) and 1302 of the Indenture to hold as trust funds in trust U.S Government Obligations (the "Defeasance Fund"), sufficient to provide for the payment and discharge of the principal of, premium and interest on, the Notes on March __, 1998 in accordance with the terms of the Indenture and the Notes (the "Payment Obligations"), for the purpose of releasing and discharging the Company from its obligations under certain covenants (the "Defeasance"), as more particularly set forth in Article Eight of the Indenture;

                  WHEREAS, State Street has full power and authority to execute this Agreement and to accept the trust imposed upon it;

                  NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto hereby agree as follows:

                                   ARTICLE I

                      APPOINTMENT OF IRREVOCABLE TRUSTEE

                  1.1 Appointment of Irrevocable Trustee. The Company hereby appoints State Street as trustee hereunder (the "Irrevocable Trustee"), and the Irrevocable Trustee accepts the trust created by this Agreement upon the terms and conditions contained herein.


                                  ARTICLE II

                                    DEPOSIT

                  2.1 Deposit of U.S. Government Obligations. The Company hereby irrevocably deposits with the Irrevocable Trustee as trust funds in trust the [amount of cash in U.S. Legal Tender (the "Cash")] U.S. Government Obligations set forth on Schedule 1 hereto to provide for the Payment


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Obligations in accordance with the terms of the Indenture and the Irrevocable
Trustee hereby acknowledges receipt of the cash identified on Schedule 1 hereto. The Defeasance Fund deposited with the Irrevocable Trustee shall be held in trust and applied by the Irrevocable Trustee in accordance with the provisions of the Indenture and the Notes, to the payment, either directly or through any Paying Agent (including the Company or any of its Subsidiaries acting as its own Paying Agent) as the Irrevocable Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of the Payment Obligations.

                  2.2 Redemption. The Company hereby instructs the Irrevocable Trustee to call the Notes for redemption on March __, 1998.

                  [2.3 Pledge and Security Agreement. The Company hereby instructs the Irrevocable Trustee to enter into the Pledge and Security Agreement of even date herewith for the benefit of the holders of the Notes.]

                                  ARTICLE III

                               THE TRUST ESTATE

                  3.1 Assignment of Rights and Interests. With respect to the Notes, there is hereby created and established with the Irrevocable Trustee a special and irrevocable trust (the "Trust") to be held by the Irrevocable Trustee separate and apart from all other assets of the Company or the Irrevocable Trustee. The Company hereby transfers and assigns to the Irrevocable Trustee and its successors, in trust, for the purposes herein specified, all right, title and interest of the Company in and to the Defeasance Fund for the benefit of Holders of the Notes. The Defeasance Fund held in trust hereunder as well as any interest or other payments received thereon by the Irrevocable Trustee are hereinafter referred to as the "Trust Estate."

                  The Irrevocable Trustee shall deposit into the Trust Estate, as and when received by the Irrevocable Trustee, the Defeasance Fund and any interest or other payments received thereon.

                  3.2 Purpose of Trust. The Trust is established for the purpose of satisfying the Company's obligations in respect of the Defeasance as provided in Section 8.01 of the Indenture.

                  3.3 Administration of Trust Estate. Interest and other payments deposited in the Trust Estate after the date hereof shall be held by the Irrevocable Trustee in the Trust Estate and used to satisfy the Payment Obligations. If for any reason the Defeasance Fund is insufficient to satisfy the Payment Obligations, and the Company does not correct such deficiency within 15 days after notice by the Irrevocable Trustee, the Irrevocable Trustee may [sell the U.S. Government Obligations as set forth in that certain Pledge and Security Agreement of even date herewith between the Company and the Irrevocable Trustee.]

                  3.4 Defeasance Funds. Any Defeasance Funds that are a part of the Trust Estate that are in excess of the amounts necessary to satisfy the Payment Obligations shall be paid to the Company from, and free of, the Trust in accordance with Section 8.05 of the Indenture.




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                                  ARTICLE IV

                            THE IRREVOCABLE TRUSTEE

                  4.1 Limitations on Liability. (a) The duties and obligations of the Irrevocable Trustee shall be determined solely by the express provisions of this Agreement, and the Irrevocable Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement. The liability of the Irrevocable Trustee for the payment to Holders of the Notes shall be limited to the application of the Defeasance Fund. This Agreement does not substitute the Irrevocable Trustee as the obligor on the Notes.

                        (b) The Irrevocable Trustee may rely, and shall be protected in acting or refraining from acting upon, any direction, certificate, statement or other paper or document believed by it to be genuine and to have been signed or presented by the proper person or persons.

                        (c) The Irrevocable Trustee may consult with counsel and any written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by the Irrevocable Trustee hereunder in good faith and in accordance with such opinion of counsel.

                        (d) The Irrevocable Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within the rights or powers conferred upon it by this Agreement.

                        (e) The Irrevocable Trustee may execute any of the trust powers hereunder and perform any duties hereunder either directly or by or through its agents or attorneys-in-fact.

                        (f) The Irrevocable Trustee shall have no duty with respect to amounts payable to it in respect of the Trust Estate other than to receive them and to apply the amounts actually received in accordance with this Agreement. The Irrevocable Trustee shall not be obligated to take legal action to enforce the payment obligations of the issuers of any securities in the Trust Estate. The Company may, after 10 days' written notice to the Irrevocable Trustee, enforce any such obligations, in the Company's name or in the Irrevocable Trustee's name, at the Company's sole expense.

                        (g) The Irrevocable Trustee shall not be under any duty in respect of any tax or assessment or other governmental charge which may be levied or assessed on the Trust Estate or any part thereof or against the Company.

                        (h) The Irrevocable Trustee shall not be required to post any bond or other security or risk any funds in connection with its duties as Irrevocable Trustee hereunder.

                        [(i) The Irrevocable Trustee shall not be liable for any loss resulting from any investment made pursuant to the terms of this Agreement, except as otherwise provided by Section 4.1(d) hereof.]

                  4.2 Indemnification. The Company agrees to indemnify, defend and hold harmless the Irrevocable Trustee and its successors from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements (including reasonable legal fees and expenses) of whatsoever kind and nature, which may be imposed on, incurred by or asserted against, at

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any time, the Irrevocable Trustee, arising from or out of the execution, delivery or administration, of this Agreement (including, without limitation, the establishment of the Trust Estate, the acceptance of the cash, securities or other assets deposited therein, the sufficiency of the Defeasance Fund, the retention of the Defeasance Fund or the proceeds thereof and any payment, transfer or other application of securities or cash by the Irrevocable Trustee in accordance with the provisions of this Agreement or as may arise by reason of any act, omission or error of the Irrevocable Trustee made in good faith in the conduct of its duties hereunder) except for those caused by its own negligence or bad faith. The obligations of the Company to indemnify the Irrevocable Trustee pursuant to this paragraph shall survive the termination of this Agreement. The Irrevocable Trustee shall have no right to obtain payment from the Trust Estate of amounts owing to the Irrevocable Trustee pursuant to this Section 4.2.

                  4.3 Compensation of the Irrevocable Trustee. In consideration of the service rendered by the Irrevocable Trustee under this Agreement, the Company agrees to and shall pay to the Irrevocable Trustee reasonable compensation as agreed from time to time between the Irrevocable Trustee and the Company. The Irrevocable Trustee shall be reimbursed upon its request for all of its reasonable expenses, disbursements and advances incurred by it as Irrevocable Trustee with respect to the Trust Estate (including the reasonable compensation and the expenses and disbursements of its agents and counsel). The Irrevocable Trustee shall have no right to obtain payment of its fees and expenses hereunder from the Trust Estate. The provisions of this Section 4.3 shall survive the termination of this Agreement.

                  4.4 Authorization to Hold Funds. The Irrevocable Trustee is authorized to hold U.S. Government Obligations and cash exclusively or in any combination or proportion, and shall have no liability to any Holder of Notes for purchasing, holding, or failing to dispose of U.S. Government Obligations or cash.


                                   ARTICLE V

                                 MISCELLANEOUS

                  5.1 Termination. This Agreement shall terminate upon the earlier of (a) September 15, 2004, and (b) payment by the Irrevocable Trustee to the Holders of the Notes of the final sum due on the Notes in respect of the Payment Obligations, or upon receipt by the Irrevocable Trustee of notice from the Indenture Trustee that the Company has discharged its obligations with respect to the Notes under the Indenture, whether by payment in full, defeasance, redemption, or any other reason. Upon termination of this Agreement subject to Section 4.3, any cash, securities or other assets remaining in the Trust Estate shall be transferred promptly to the Company.

                  5.2 Effect On Indenture and Notes. Except as expressly provided in the Indenture, this Agreement (and the consummation of the transactions contemplated hereby) is not, and shall not be construed to be, a termination of the Indenture, nor shall it alter any provision of the Notes.



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                  5.3 Notices. All instruction, notices and other
communications shall be given by mail, addressed as follows:

                  In the case of the Company:

                           Duane Reade Inc.
                           440 Ninth Avenue
                           New York, New York
                           Attention:  Chief Executive Officer

                  In the case of the Irrevocable Trustee:

                           State Street Bank and Trust Company
                           of Connecticut, N.A.
                           225 Asylum Street, 23rd Floor
                           Hartford, Connecticut 06103
                           Attention:  Corporate Trust Department


or at any other address furnished in writing by either of the parties hereto.

                  5.4 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  5.5 Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

                  5.6 Validity of Trust. The validity of the trust created hereby shall be governed by the internal laws of the State of New York.


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         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                                        DUANE READE INC.


                                        By:
                                           ----------------------------

                                        Its:
                                            ---------------------------


                                        STATE STREET BANK AND TRUST
                                        COMPANY OF CONNECTICUT, N.A.
                                        225 Asylum Street, 23rd Floor
                                        Hartford, Connecticut 06103
                                        as Irrevocable Trustee


                                        By:
                                           ----------------------------

                                        Its:
                                            ---------------------------




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